UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

FOURTH WAVE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

75 E. Santa Clara Street, 6th Floor

San Jose, CA 95113

(Address of principal executive offices)

(408) 213-8874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the merger disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

2

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT.

Merger Agreement

On December 2, 2021, Fourth Wave Energy, Inc., (the “Company”), FWAV Acquisition Corp., a Wyoming corporation and wholly owned subsidiary of the Company (the “Acquisition Subsidiary”) and EdgeMode, a Wyoming corporation ( “EdgeMode”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) whereby at closing, subject to the conditions set forth in the Merger Agreement, the Acquisition Subsidiary will merge with and into EdgeMode (the “Merger”), with EdgeMode remaining as the surviving entity after the Merger and becoming a wholly owned subsidiary of the Company. In the Merger, the shares of common stock, no par value per share, of EdgeMode issued and outstanding immediately prior to the Effective Time (other than dissenting shares), all of which will be owned by “accredited investors” as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (“Securities Act”), or owned by non-“US Persons”, as such term is defined in Regulation S under the Securities Act, will be exchanged for such number of shares of the Company’s common stock, $0.001 par value per share (the “ Common Stock”) that will , upon issuance, represent 80% of the Company’s outstanding Common Stock on a fully diluted basis. Following the Merger, the Company will cease to be a shell corporation.

At the effective time of the Merger, Joseph Isaacs, the Company’s sole officer and director will resign as an executive officer and director, the size of the Company’s board of directors will be increased from one to two persons and Charlie Faulkner and Simon Wajcenberg, the principals of EdgeMode, will assume board and executive management positions with the Company. Following the completion of the Merger, Joseph Isaacs will remain with the Company in a consulting capacity.

The Merger Agreement contains customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

EdgeMode is an early-stage cryptocurrency mining and High Performance Computing (“HPC”) technology company focused on rapid growth and deployment of US-based data center locations, generating ever-increasing hash rate and Bitcoin production. EdgeMode currently has mining operations in New York and Illinois with future planned expansion in North Carolina and Texas in 2022. EdgeMode has 600MW of contracted hosting capacity forecasted to come online from Q1 2022 that are expected to power the scale and profitability of both Mining and HPC operations.

In furtherance of the Merger transaction, the Company has raised more than $4,300,000 since mid-September 2021 through the sale of convertible notes, Common Stock and warrants. The Company intends to use these funds to prepay certain of its outstanding convertible notes, complete the Merger and to provide a minimum of $2,000,000 for business development including, assuming the completion of the Merger, the operations of EdgeMode. $850,000 of that amount has been previously provided to EdgeMode in the form of loans. It is a condition to the Merger that all of the convertible notes, other than those to be prepaid, be converted into Common Stock at or prior to the effective time of the Merger such that the Company will have no convertible notes outstanding immediately after the effective time of the Merger. The Company has agreed to file a registration statement for the resale of the shares of Common Stock issuable upon the conversion of the convertible notes within 30 days of the completion of the Merger and to use its best efforts to have the registration statement declared effective as soon thereafter as is practical and, in all events, within 90 days of filing.

ITEM 8.01. OTHER EVENTS

On December 6, 2021, the Company issued a press release announcing the signing of the Merger Agreement.  A copy of the press release is provided as Exhibit 99.1 to this Current Report.

3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
•	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and
•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in the Company’s other periodic filings which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger and Reorganization, dated as of December 2, 2021, by and among the Registrant, Acquisition Subsidiary and Edgemode

99.1*	Press Release of the Registrant dated December 6, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOURTH WAVE ENERGY, INC.

Dated: December 8, 2021	By:	/s/ J.Jacob Isaacs
Name: J. Jacob Isaacs
Title: Chief Executive Officer